Profile: S&T Bancorp, Inc. is a $6.9 billion financial holding company headquartered in Indiana, PA, located about 55 miles northeast of Pittsburgh, PA. Founded in 1902 with a single location in Indiana, PA, S&T Bancorp, Inc. has grown to 64 offices that provide a full range of financial services to individuals and businesses in 17 counties in Pennsylvania and northeast Ohio. Additionally, S&T has loan production offices in central Ohio and western New York. Investment Thesis: • Above peer performance • Strategic and effective mergers and expansion • Demonstrated expense discipline and efficiency • Organic growth • Sound asset quality • Stable regional economy with long term oil and gas benefit Recent Mergers and Expansions: November 1, 2016 S&T Bank branch relocates to expanded facility in Akron, Ohio. March 23, 2015 S&T Bank loan production office opens to service western New York. March 4, 2015 S&T Bancorp merges with Integrity Bancshares in southcentral PA, adding 8 offices in 4 counties, $789 million in loans, and $722 million in deposits. June 18, 2014 S&T Bank branch opens in State College, PA. January 21, 2014 S&T Bank loan production office opens to service central Ohio. Total Assets (in $ millions) $6,943 Common BV/Share $24.12 Tangible BV/Share (Non-GAAP) $15.67 Key Statistics: (Data as of 12.31.16) Stock Price $39.04 Market Cap (in $ millions) $1,363 Dividend Yield (annualized) 2.05% Price/Earnings (LTM) 19.0 64 offices in 17 counties in Pennsylvania & Ohio 2 Loan Production Offices in Ohio and New York Total Annualized Shareholder Return Includes reinvested dividends (Data as of 12.31.16) 1 YR 3 YR 5 YR 10 YR STBA 30.40% 18.62% 18.09% 4.43% NASDAQ Bank 37.97% 16.34% 21.48% 3.59% KRX-Dow Jones KBW Regional Bank 39.12% 14.71% 20.18% 3.54% S&P 500 11.95% 8.85% 14.62% 6.93% Ÿ S&T Bank Ÿ Loan Production Offices Source: Bloomberg

Senior Management: Todd D. Brice President and Chief Executive Officer Mark Kochvar Senior Executive Vice President, Chief Financial Officer David G. Antolik Senior Executive Vice President, Chief Lending Officer David P. Ruddock Senior Executive Vice President, Chief Operating Officer Rebecca A. Stapleton Senior Executive Vice President, Chief Banking Officer Investor Relations Contact: Mark Kochvar S&T Bancorp, Inc. 800 Philadelphia Street Indiana, PA 15701 724.465.4826 mark.kochvar@stbank.net For more information visit stbancorp.com or stbank.com. Common stock traded on the NASDAQ under the symbol STBA Analyst Coverage: The following analysts published research about S&T Bancorp, Inc. in 2017. Boenning & Scattergood Matthew Schultheis • 610.832.5290 mschultheis@boenninginc.com Keefe, Bruyette & Woods Collyn Gilbert • 973.549.4092 collyn.gilbert@kbw.com Piper Jaffray Matthew Breese • 617.654.0728 matthew.m.breese@pjc.com Raymond James Daniel Cardenas • 312.655.2986 daniel.cardenas@raymondjames.com 2016 2015 2014 2013 Net Income (in $ thousands) $71,392 $67,081 $57,910 $50,539 Diluted Earnings per Share $2.05 $1.98 $1.95 $1.70 Dividends Declared per Share $0.77 $0.73 $0.68 $0.61 Total Assets (in $ millions) $6,943 $6,318 $4,965 $4,533 Total Loans (in $ millions) $5,615 $5,063 $3,872 $3,568 Total Deposits (in $ millions) $5,272 $4,877 $3,909 $3,672 Return on Average Assets 1.08% 1.13% 1.22% 1.12% Return on Average Equity 8.67% 8.94% 9.71% 9.21% Return on Tangible Equity (Non-GAAP) 13.71% 14.39% 14.02% 13.94% Net Interest Margin (FTE) (Non-GAAP) 3.47% 3.56% 3.50% 3.50% Nonperforming Assets/ Loans + OREO 0.77% 0.71% 0.33% 0.64% Allowance for Loan Losses/ Total Loans 0.94% 0.96% 1.24% 1.30% Net Loan Charge-offs/ Average Loans 0.25% 0.22% 0.00% 0.25% Risk-based Capital - Total 11.86% 11.60% 14.27% 14.36% Tangible Common Equity/ Tangible Assets (Non-GAAP) 8.23% 8.24% 9.00% 9.03% Financial Highlights: Our Reputation Speaks for Itself... • Named to the prestigious Sandler O’Neill Sm-All Stars Class of 2013, 2014, & 2015. • Superior Customer Service Consistently ranked high in customer satisfaction. • American Heart Association S&T recognized as a Gold Level Fit-Friendly Worksite in 2015. This document may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties that could cause actual results to differ materially from the results discussed in these statements. These risks are detailed in the company’s latest form 10-K filed with the Securities and Exchange Commission and any subsequently filed reports containing updates to these risks. Any such forward-looking statement or other information herein speaks only as of the particular dates referenced or the date such information or statement is made, and S&T undertakes no obligation to update any such information. This document also contains or references, certain non-GAAP financial measures. Although S&T believes that these measures enhance investors’ understanding of S&T’s business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP, and should be read in conjunction with the audited financial statements and analysis as presented in the Annual Report on Form 10-K as well as the unaudited financial statements and analyses as presented in the respective Quarterly Reports on Forms 10-Q for S&T Bancorp, Inc. and subsidiaries.